Exhibit 10.66

AMENDMENT NO. 1 TO

FOURTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendment”) to that certain Fourth Amended and Restated Investors’ Rights Agreement dated as of January 7, 2005 (the “Rights Agreement”), by and among Occam Networks, Inc., a Delaware corporation (the “Company”), and the Investors (as defined in the Rights Agreement) is entered into this 23rd day of March, 2005. Capitalized terms not defined herein have the meanings set forth in the Rights Agreement.

WHEREAS, the Company previously sold and issued an aggregate of 563,291 shares of Series A-2 Preferred pursuant to the terms of that certain Series A-2 Preferred Stock Purchase Agreement dated as of January 7, 2005 (the “Purchase Agreement”), by and among the Company and the persons and entities listed on Exhibit A-1 and Exhibit A-2 (First Subsequent Closing) at the Initial Closing (as defined in the Purchase Agreement) held on January 7, 2005, and a Subsequent Closing (as defined in the Purchase Agreement) held on January 14, 2005; and

WHEREAS, in connection with the sale on the date hereof of 545,979 shares of Series A-2 Preferred (as defined in the Purchase Agreement) to certain new and existing investors of the Company, the Company and the Holders holding a sufficient number of shares of capital stock of the Company to amend the Rights Agreement desire to amend the Rights Agreement to (i) allow additional purchasers of the Company’s Series A-2 Preferred at a Subsequent Closing (as defined in the Purchase Agreement) to become a party to the Rights Agreement and (ii) extend the deadline for filing a registration statement in accordance with Section 2 of the Rights Agreement until April 30, 2005; and

WHEREAS, Section 22(e) of the Rights Agreement provides that the provisions of the Rights Agreement may be amended upon the written consent of the Company and two-thirds in interest of the Holders.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors agree as follows:

1. Amendment to Section 22(e). Section 22(e) of the Rights Agreement is hereby amended to provide that Investors purchasing shares of Series A-2 Preferred in any Subsequent Closing pursuant to the Purchase Agreement may become a party to the Rights Agreement by signature of a counterpart signature page to the Rights Agreement and without any amendment of the Rights Agreement or any consent or approval of any other Investor.

2. Amendment to Section 2(b). Section 2(b) of the Rights Agreement is hereby amended to provide that the registration statement the Company is required to file pursuant to Section 2 of the Rights Agreement shall be filed no later than April 30, 2005.

3. Addition of Aggregation Provision. A new Section 22(i) is hereby inserted into the Rights Agreement. The new Section 22(i) shall read in its entirety as follows:

“(i) Aggregation. For the purposes of this Agreement, the number of shares of Registrable Securities held by a Holder shall include the holdings of any “affiliate” of such Holder (as defined in Rule 12b-2 under the Exchange Act), and such holdings shall be aggregated together.”

4. Effect of Execution of Amendment by Certain Investors. This Amendment, when executed and delivered by the Company and an Investor purchasing shares of Series A-2 Preferred at a Subsequent Closing held on or after the date hereof, shall also constitute and shall be deemed a counterpart signature page to the Rights Agreement. Consequently, the undersigned Investors purchasing shares of Series A-2 Preferred at a Subsequent Closing held on or after the date hereof hereby acknowledge and agree that they are bound by the terms and conditions contained in the Rights Agreement as amended by this Amendment with respect to the purchase of such shares.

5. Governing Law. This Amendment shall be governed by and construed under the laws of the State of California, without reference to principles of conflicts of law.

6. Counterparts; Facsimile. This Amendment may be executed by facsimile signature and in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

7. Amendment. On and after the execution of this Amendment, each reference in the Rights Agreement to the Rights Agreement shall mean and be a reference to the Rights Agreement as modified by this Amendment.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

“COMPANY”

OCCAM NETWORKS, INC.
a Delaware corporation

By:	/s/ Howard Bailey
Name:	Howard Bailey
Title:	Chief Financial Officer

[Signature Page to Amendment No. 1 to Fourth Amended and Restated Investors’ Rights Agreement]

“INVESTOR”

Alta Capital Partners III, L.P.
By:	Alta California Management Partners III, LLC

By:	/s/ Khaled A. Nasr
Director

Alta Embarcadero Partners III, LLC

By:	/s/ Signature Illegible
Manager

[Signature Page to Amendment No. 1 to Fourth Amended and Restated Investors’ Rights Agreement]

“INVESTOR”

U.S. Venture Partners VII, L.P.
2180 Associates Fund VII, L.P.
USVP Entrepreneur Partners VII-A, L.P.
USVP Entrepreneur Partners VII-B, L.P.
By Presidio Management Group VII, L.L.C.
The General Partner of Each

By:	/s/ Michael P. Maher
Name:	Michael P. Maher
Title:	Attorney-In-Fact

U.S. Venture Partners V, L.P.
USVP V International, L.P.
2180 Associates Fund V, L.P.
USVP V Entrepreneur Partners, L.P.
By Presidio Management Group V, L.L.C.
The General Partner of Each

By:	/s/ Michael P. Maher
Name:	Michael P. Maher
Title:	Attorney-In-Fact

[Signature Page to Amendment No. 1 to Fourth Amended and Restated Investors’ Rights Agreement]

“INVESTOR”

Norwest Venture Partners VIII, L.P.
By: Itasca VC Partners VIII, LLP
Its: General Partner

By:	/s/ Promod Haque
Name:	Promod Haque
Title:	Managing Partner

NVP Entrepreneurs Fund VIII, L.P.
By: Itasca VC Partners VIII, LLP
Its: General Partner

By:	/s/ Promod Haque
Name:	Promod Haque
Title:	Managing Partner

[Signature Page to Amendment No. 1 to Fourth Amended and Restated Investors’ Rights Agreement]

“INVESTOR”

New Enterprise Associates 9, L.P.
By: NEA Partners 9, L.P.
Its: General Partner

By:	/s/ C. Richard Kramlich
Name:	C. Richard Kramlich
Title:	General Partner

[Signature Page to Amendment No. 1 to Fourth Amended and Restated Investors’ Rights Agreement]

“INVESTOR”

Tellabs Equity Holdings Corporation

By:	/s/ Krish A. Prabhu
Name:	Krish A. Prabhu
Title:	President and Chief Executive Officer

[Signature Page to Amendment No. 1 to Fourth Amended and Restated Investors’ Rights Agreement]

“INVESTOR”

Crescent Venture Investors

By:	/s/ Kevin G. Hall
Name:	/s/ Kevin G. Hall
Title:	General Partner

[Signature Page to Amendment No. 1 to Fourth Amended and Restated Investors’ Rights Agreement]